UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
February 25, 2025

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland Maine	(207) 733-8171	04101
Address of principal executive offices	(Registrant’s Telephone Number, Including Area Code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 25, 2025, WEX Inc. (“WEX”) announced its current intention to launch a  “modified Dutch auction” tender offer to purchase up to $750 million worth of its common stock, par value $0.01 per share, at a cash purchase price of not less than $148 per share and not greater than $170 per share (the “Offer”). The Offer is currently expected to commence on February 26, 2025 and expire at one minute after 11:59 p.m., New York City Time, on Tuesday, March 25, 2025, unless the offer is extended or earlier terminated.

Attached as Exhibit 99.1 and incorporated by reference herein is a copy of WEX’s press release, dated February 25, 2025, announcing WEX’s current intention to launch the Offer.

On February 25, 2025, WEX issued a press release announcing a proposed offering (the “Notes Offering”) of $500 million in aggregate principal amount of new senior unsecured notes due 2033 (the “Notes”) in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes have not been and will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities or blue sky laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States, to non-U.S. persons in compliance with Regulation S under the Securities Act.

The press release announcing the proposed Notes Offering was issued in accordance with Rule 135c under the Securities Act. Attached as Exhibit 99.2 and incorporated by reference herein is a copy of WEX’s press release, dated February 25, 2025, announcing the Notes Offering.

Item 9.01.	Financial Statements and Exhibits.

(d) See attached Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of WEX Inc. dated February 25, 2025 with respect to the Offer
99.2	Press release of WEX Inc. dated February 25, 2025, with respect to the Notes Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information Regarding the Potential Tender Offer

The potential tender offer described in this press release has not yet commenced, and there can be no assurance that WEX will commence the equity tender offer on the terms described in this release or at all. This press release is for informational purposes only. This press release is not a recommendation to buy or sell shares of Common Stock or any other securities, and it is neither an offer to purchase nor a solicitation of an offer to sell shares of Common Stock or any other securities. On the commencement date of the tender offer, if any, a tender offer statement on Schedule TO/I, including an offer to purchase, a letter of transmittal, and related materials, will be filed with the United States Securities and Exchange Commission (the “SEC”) by WEX. The tender offer, if made, will only be made pursuant to the offer to purchase, the letter of transmittal, and related materials filed as a part of the Schedule TO/I. When available, shareholders should read carefully the offer to purchase, letter of transmittal, and related materials because they will contain important information, including the various terms of, and conditions to, the tender offer. Once the tender offer is commenced, shareholders will be able to obtain a free copy of the tender offer statement on Schedule TO/I, the offer to purchase, letter of transmittal, and other documents that WEX will be filing with the SEC at the SEC’s website at www.sec.gov, the investor relations section of WEX’s website at www.wexinc.com, or from the information agent for the tender offer.

About WEX

WEX (NYSE: WEX) is the global commerce platform that simplifies the business of running a business. WEX has created a powerful ecosystem that offers seamlessly embedded, personalized solutions for its customers around the world. Through its rich data and specialized expertise in simplifying benefits, reimagining mobility and paying and getting paid, WEX aims to make it easy for companies to overcome complexity and reach their full potential. For more information, please visit www.wexinc.com.

Forward Looking Statements

This communication contains forward-looking statements including, but not limited to, statements regarding its intention to launch a modified Dutch auction tender offer and commence an offering of new senior unsecured notes. Any statements in this press release that are not statements of historical facts are forward-looking statements. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “positions,” “confidence,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements relate to our future plans, objectives, expectations, and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or performance to be materially different from future results or performance expressed or implied by these forward-looking statements, including the ability of WEX to execute the modified Dutch tender offer as intended; as well as other risks and uncertainties identified in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on February 20, 2025 and subsequent filings with the Securities and Exchange Commission. The forward-looking statements speak only as of the date of this press release and undue reliance should not be placed on these statements. WEX disclaims any obligation to update any forward-looking statements as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX, INC.
By:	/s/ Jagtar Narula
Name:	Jagtar Narula
Title:	Chief Financial Officer

Date: February 25, 2025